Exhibit 99.1

FOR IMMEDIATE RELEASE

OceanFirst Financial Corp. Announces Agreement to Acquire Sun Bancorp, Inc.

TOMS RIVER, NEW JERSEY and MOUNT LAUREL, NEW JERSEY, JUNE 30, 2017 – OceanFirst Financial Corp. (“OceanFirst”) (NASDAQ:OCFC) headquartered in Toms River, New Jersey, and Sun Bancorp, Inc. (“Sun”) (NASDAQ: SNBC), headquartered in Mount Laurel, New Jersey, jointly announced today that they have entered into a definitive agreement and plan of merger pursuant to which Sun, the holding company of Sun National Bank, will merge with and into OceanFirst, the holding company of OceanFirst Bank. Sun National Bank will also merge with and into OceanFirst Bank. Based on the closing price of OceanFirst common stock on June 29, 2017, the transaction is valued at approximately $25.27 per Sun common share or approximately $487 million in the aggregate.

As one of New Jersey’s largest community banks with approximately $2.3 billion in total assets, $1.7 billion in total deposits and $1.6 billion in gross loans, Sun operates more than 30 community banking centers across eleven New Jersey counties, as well as through commercial lending offices in Edison and Mount Laurel, New Jersey, and Manhattan, New York. Following OceanFirst’s recently completed acquisitions of Cape Bancorp, Inc. (“Cape”) and Ocean Shore Holding Co. (“Ocean Shore”), the proposed transaction will further enrich OceanFirst’s distribution, scale and core deposit funding base, presenting a unique opportunity to enhance its franchise.

OceanFirst will strengthen its position as the largest bank headquartered in central and southern New Jersey and gain greater access and proximity to more robust markets within the New York and Philadelphia metro areas. Based on financial information as of March 31, 2017, the combined institution would have approximately $7.5 billion in total assets, $5.9 billion in total deposits, $5.4 billion in gross loans and expects to operate over 60 full-service banking locations once the combination is fully integrated.

Under the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, the aggregate consideration to be paid in exchange for the Sun common stock consists of approximately 15.1 million shares of OceanFirst common stock and $72.5 million in cash. The consideration a Sun shareholder will receive is equivalent to 0.7884 shares of OceanFirst common stock and $3.78 in cash per share of Sun common stock. Sun shareholders will have the right to elect to receive stock or cash consideration for their shares, subject to proration, and the merger agreement will include a mechanic whereby the per share cash consideration and the implied value of the stock consideration will be equivalent based on the average OceanFirst share price over the five trading day period ending on the trading day immediately prior to the closing date. The transaction is expected to close early first quarter of 2018, subject to each company receiving the required approval of its shareholders, receipt of all required regulatory approvals and fulfillment of other customary closing conditions. Certain shareholders of Sun owning in the aggregate approximately 39% of Sun’s outstanding common stock have entered into support agreements with OceanFirst pursuant to which they have agreed to vote in favor of the merger agreement.

The purchase price equates to 169% of Sun’s March 31, 2017 tangible book value, 12.7% premium to core deposits and 14.5x Sun’s estimated 2018 earnings (assuming fully phased-in cost savings). Tangible book value per common share is expected to be diluted by approximately 1.2% at closing with a projected earnback period of approximately 3.5 years using the cross-over method.

The transaction is expected to be accretive to earnings per share by approximately 3.6% in 2019 in addition to the projected double-digit earnings accretion from OceanFirst’s acquisitions of Cape and Ocean Shore. The combined company will be structured to support enhanced efficiencies and operating leverage, leading to financial return targets of 1.20% return on average assets and 13.5% return on average tangible common equity along with maintaining a tangible common equity ratio of approximately 8.9% and remaining “well-capitalized” under regulatory guidelines.

OceanFirst expects to incur one-time pre-tax merger and integration costs of approximately $46 million and to achieve cost savings of approximately 53% of Sun’s noninterest expense base.

“This is an extraordinary opportunity for OceanFirst and we are very excited to welcome Sun customers and employees to the OceanFirst family. With overlapping market footprints and shared focus on the community bank business model, OceanFirst and Sun can leverage the strength of the combined company to create a premier New Jersey community banking institution,” said Christopher D. Maher, Chairman, President and Chief Executive Officer of OceanFirst.

Mr. Maher further commented, “We continue to capitalize on the opportunities that become available to us as we execute on our organic and strategic growth plans. This transaction allows us to gain further market share across our existing central and southern New Jersey footprint, while also supporting growth with Sun’s operations in close proximity to the key metropolitan markets of Philadelphia and New York City. Sun’s strong core deposit franchise and the significant efficiency opportunities presented by an in-market merger make this a very compelling combination. We look forward to continuing to provide extraordinary customer care to all OceanFirst and Sun customers, as well as providing enhanced value to our stockholders.”

Thomas M. O’Brien, President and Chief Executive Officer of Sun, echoed Mr. Maher’s comments stating, “We consider OceanFirst an ideal partner due to the strategic benefits a combination will provide for all Sun stakeholders. Sun shareholders will benefit from pro forma earnings per share accretion of approximately 200%, a pro forma dividend increase of over 1,000% and increased shareholder liquidity. Sun clients will enjoy enhanced product distribution capabilities and new consumer and Wealth Management products and services.” Mr. O’Brien added that “I am proud of the great strides our institution has made since 2014, and we are excited about the opportunity for Sun’s employees to continue growing by partnering with OceanFirst to create the premier community banking franchise in New Jersey.”

Piper Jaffray & Co. is serving as financial advisor to OceanFirst and rendered a fairness opinion to OceanFirst’s Board of Directors in connection with the transaction. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to OceanFirst. Sandler O’Neill + Partners, L.P. is serving as financial advisor to Sun and rendered a fairness opinion to Sun’s Board of Directors in connection with the transaction. Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Sun.

CONFERENCE CALL

OceanFirst will host a conference call to discuss the transaction on Friday, June 30, 2017 at 10:00 a.m. Eastern Time. The direct dial number for the call is 1-888-338-7143. For those unable to participate in the conference call, a replay will be available. To access the replay, dial 1-877-344-7529, Replay Conference Number 10110130 from one hour after the end of the call until September 30, 2017.

The conference call will also be available (listen-only) via the Internet by accessing the Company’s Web address: www.oceanfirst.com – Investor Relations. Web users should go to the site at least fifteen minutes prior to the call to register, download and install any necessary audio software. The webcast will be available for 90 days. A copy of the slide presentation will also be available on the website by going to Investor Relations and clicking on Presentations.

ABOUT OCEANFIRST FINANCIAL CORP.

OceanFirst Financial Corp.’s subsidiary, OceanFirst Bank, founded in 1902, is a community bank with $5.2 billion in assets and 51 branches located throughout central and southern New Jersey. OceanFirst Bank delivers commercial and residential financing solutions, wealth management, and deposit services and is the largest and oldest community-based financial institution headquartered in Ocean County, New Jersey.

ABOUT SUN BANCORP INC.

Sun Bancorp, Inc. is a $2.3 billion asset bank holding company headquartered in Mount Laurel, New Jersey. Its primary subsidiary is Sun National Bank, a community bank serving customers throughout New Jersey, and the metro New York region. Sun National Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. For more information about Sun National Bank and Sun Bancorp, Inc., visit www.sunnationalbank.com.

CAUTIONARY NOTES ON FORWARD-LOOKING STATEMENTS

This joint press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction and the recently completed acquisitions of Cape Bancorp, Inc. (“Cape”) and Ocean Shore Holding Co. (“Ocean Shore”) by OceanFirst Financial Corp. (“OceanFirst”); any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Sun Bancorp, Inc. (“Sun”) assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst or Sun anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Sun’s Annual Report on Form 10-K, those disclosed in OceanFirst’s and Sun’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction and the Cape and Ocean Shore acquisitions may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, OceanFirst’s and Sun’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction and the Cape and Ocean Shore acquisitions; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this joint press release or in any documents, OceanFirst and Sun claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION

This joint press release is being made in respect of the proposed transaction involving OceanFirst and Sun. This material is not a solicitation of any vote or approval of OceanFirst’s or Sun’s shareholders and is not a substitute for the joint proxy statement/prospectus or any other documents which OceanFirst and Sun may send to their respective shareholders in connection with the proposed transaction.

In connection with the proposed transaction, OceanFirst intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, the respective investors and shareholders of OceanFirst and Sun are urged to carefully read the entire joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Sun and the proposed transaction. Investors and security holders are also urged to carefully review and consider each of OceanFirst’s and Sun’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. When available, copies of the joint proxy statement/prospectus will be mailed to the respective shareholders of OceanFirst and Sun. When available, copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Christopher D. Maher or Sun Bancorp, Inc., 350 Fellowship Road, Suite 101, Mount Laurel, NJ 08054, Attn: Thomas M. O’Brien, President and Chief Executive Officer.

PARTICIPANTS IN THE SOLICITATION

OceanFirst, Sun and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2017 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 26, 2017. Information about the directors and executive officers of Sun and their ownership of Sun’s common stock is set forth in the proxy statement for Sun’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on May 30, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the joint proxy statement/prospectus may be obtained as described in the preceding paragraph.

NO OFFER OR SOLICITATION

This joint press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

For OceanFirst Financial Corp.:

Christopher D. Maher, 732-240-4500

Chairman, President and Chief Executive Officer

or

For Sun Bancorp, Inc.:

Thomas M. O’Brien, 856-552-6068

President and Chief Executive Officer

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